Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 23, 2010 by and between Caesars Entertainment Corporation, a Delaware corporation (the “Company”) and Paulson & Co. Inc., a Delaware corporation, on behalf of the several investment funds and accounts managed by it (together with its affiliates, the “Investor”).

RECITALS

WHEREAS, pursuant to the terms of that certain Investment and Exchange Agreement, dated as of July 3, 2010 (the “Investment and Exchange Agreement”; capitalized terms used herein without definition shall have the meanings set forth in the Investment and Exchange Agreement), Investor purchased the Additional Investor Bonds and agreed to exchange such Additional Investor Bonds and its Existing Investor Bonds for voting common stock, $0.01 par value per share, of the Company (“New Voting Stock”) at the Applicable Exchange Ratio, subject to the terms and conditions contained in the Investment and Exchange Agreement; and

WHEREAS, in connection with the Investor entering into the Investment and Exchange Agreement and consummating the exchange transactions contemplated thereby, the Company has agreed to grant certain registration rights to the Investor with respect to the New Voting Stock.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Additional Definitions. In this Agreement the following terms shall have the following respective meanings:

“Affiliate” of any Person shall mean a Person that directly or indirectly, including through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.

“Commission” shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Company” shall have the meaning set forth in the recitals to this Agreement, and shall be deemed to refer to all successors, including by operation of law.

“Demand Registration” shall have the meaning set forth in Section 2(a) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 2(a) of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Indemnified Person” shall have the meaning set forth in Section 7(c) of this Agreement.

“Indemnifying Person” shall have the meaning set forth in Section 7(c) of this Agreement.

“Losses” shall have the meaning set forth in Section 7(d) of this Agreement.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

“Piggy Back Registration Statement” shall have the meaning set forth in Section 3 of this Agreement.

“Qualified IPO” shall have the meaning set forth in Section 2(a) of this Agreement.

The terms “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act providing for the issuance to, or the sale by, the Investor of Registrable Shares in accordance with the method or methods of distribution described in such Registration Statement, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

“Registered Offering” shall have the meaning set forth in Section 8 of this Agreement.

“Registrable Shares” shall mean the New Voting Stock, including any New Voting Stock issued in redemption or exchange for, or in replacement of such New Voting Stock.

“Registration Expenses” shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in connection with any attempted or completed registration pursuant to this Agreement, including the following: (a) registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities laws; (c) printing, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company; (f) fees and expenses of listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (g) fees and expenses associated with any filing with the Financial Industry Regulatory Authority required to be made in connection with the Registration Statement.

“Registration Statement” shall mean a Demand Registration Statement or a Piggy Back Registration Statement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein or related thereto, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144” shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor rule or regulation.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

Section 2. Demand Registration.

(a) Provided that the Registrable Shares are not then listed on the New York Stock Exchange or the NASDAQ Stock Market (a “Qualified IPO”), the Investor may request (a “Demand Registration”) that the Company file a registration statement covering resale of all or part of the Registrable Shares on Form S-1 or an appropriate short-form registration statement (“Demand Registration Statement”) with the Commission. A Demand Registration must be in writing and shall specify the number of Registrable Shares requested to be registered and the intended method of disposition thereof. The Company agrees to file the Demand Registration Statement with the Commission not later than sixty (60) days following the date on which written notice of the Demand Registration is received by the Company from Investor. The Company will use its reasonable best efforts to cause the Demand Registration Statement to be declared effective as promptly as is practicable following the filing thereof. The Investor’s right to a Demand Registration shall apply to all Registrable Shares, including Registrable Shares registered for resale under the Company’s Registration Statement on Form S-1 dated November 22, 2010 (Registration No. 333-168789).

(b) The Investor will be entitled to request only one Demand Registration. The Company will not be deemed to have satisfied its obligations to effect the Demand Registration until the associated Demand Registration Statement has been declared effective. The Company will pay all Registration Expenses in connection with any initiated registration that is not declared effective, unless the registration is not declared effective following the Investor withdrawing its request, except where such withdrawal is pursuant to the provisions of paragraph 2(f) below or due to a material adverse change in the business, operations, prospects or condition (financial or otherwise) of the Company since the date of such demand.

(c) If the Demand Registration is for an underwritten offering, the Investor may select the managing underwriter in connection with such registration, provided that such managing underwriter must be reasonably satisfactory to the Company. The Company shall take such actions reasonably requested by Investor or the managing underwriter of any underwritten offering to facilitate the disposition of the Registrable Shares including, without limitation, using its reasonable best efforts to (i) provide a transfer agent and registrar for the Registrable Shares, (ii) enter into and perform under customary agreements (including underwriting agreements) requested by Investor or the managing underwriter, (iii) obtain “comfort” letters from the Company’s registered independent public accountants, (iv) obtain opinions of legal counsel to the Company, (v) make available for inspection and copying all financial and other records and pertinent corporate documents of the Company and its subsidiaries and (vi) enter into, and cause its officers and directors to enter into, customary lock-up agreements. The Company will also use its reasonable best efforts to ensure that a Qualified IPO is achieved in connection with any such underwritten offering.

(d) A Demand Registration Statement shall include all Registrable Shares that the Investor requested be included therein; provided, that if a Demand Registration is for an underwritten offering, and the managing underwriter advises the Company that in its opinion the number of Registrable Shares exceeds the number of Registrable Shares that can be sold in the offering without adversely affecting the marketability of the offering (the “Maximum Offering Quantity”), the Company shall not be required to include more than the Maximum Offering Quantity in the offering; provided, however, such offering shall not count as a Demand Registration if the Maximum Offering Quantity is less than seventy five percent (75%) of the Registrable Shares requested to be included in such Demand Registration.

(e) The Company will not be obligated to effect any Demand Registration if a Qualified IPO has occurred on or prior to the date the Investor requests the Demand Registration.

(f) No more than twice in any period of 12 consecutive months and in no event for more than an aggregate of 60 days in any 365 day period, the Company may postpone, upon written notice to the Investor, the filing or the effectiveness of a Demand Registration Statement if the Company determines in its reasonable judgment that the filing or effectiveness of the Demand Registration Statement would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential or because of the unavailability of audited or other required financial statements; provided, that the Company shall disclose such material, non-public information or obtain such audited or other required financial statements as soon as practicable (the “Deferral Right”). In the event of a postponement by the Company of the filing or effectiveness of a Demand Registration Statement or in the event that a sale is not made under a Demand Registration Statement that has remained effective for at least 30 days, the Investor will have the right to withdraw its request for the Demand Registration, and, if such request is withdrawn, such request will not count as a Demand Registration. If the Company shall have exercised its right to postpone the filing or effectiveness of the Demand Registration Statement, the Company shall be obligated to extend the effectiveness of such Demand Registration Statement by the duration of any such postponement.

Section 3. Piggy Back Registration.

(a) If the Company shall determine in its discretion, including in connection with any Qualified IPO, or on behalf of third parties, to register under the Securities Act any of its securities (other than a registration statement relating to the sale of securities to participants in a Company employee benefits plan, or a registration statement in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered, or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders) (a “Piggy Back Registration Statement”), it shall send to the Investor written notice of such determination. If within 10 days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such Piggy Back Registration Statement all or any part of the Registrable Shares that the Investor requests to be registered, except that if, in connection with any offering involving an underwriting of securities to be issued by the Company, the managing underwriter advises the

Company that in its opinion the sum of the number of shares the Company intends to offer plus the number of shares the Sponsors and their co-investors intend to offer pursuant to their existing piggyback registration rights plus the number of shares the Company’s management stockholders intend to offer pursuant to their existing piggyback registration rights and the number of Registrable Shares exceeds the Maximum Offering Quantity, the Company shall not be required to include the shares held by the management stockholders and the Registrable Shares in such Piggy Back Registration Statement to the extent inclusion would cause the offering to exceed the Maximum Offering Quantity; in which case the Registrable Shares and shares held by the management stockholders will be cut back pro rata to reach the Maximum Offering Quantity.

(b) The Investor may, at any time prior to the effective date of the Piggy Back Registration Statement, revoke such request by delivering written notice of such revocation to the Company; provided, however, that if the Company determines in its discretion that such revocation would delay the registration or otherwise require a recirculation of the prospectus contained in the Piggy Back Registration Statement, then the Investor shall have no such right to revoke its request. The Company shall have the right to terminate or withdraw any Piggy Back Registration Statement, whether or not the Investor has elected to include Registrable Shares in such Piggy Back Registration Statement.

Section 4. Registration Procedures.

(a) The Company shall promptly notify the Investor of the occurrence of any of the following events as soon as reasonably practicable following the Company obtaining actual knowledge of the same:

(i) when any Registration Statement relating to the Registrable Shares has become effective;

(ii) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement;

(iii) the Company exercising its Deferral Right;

(iv) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a Registration Statement for sale in any jurisdiction;

(v) the existence of any event, fact or circumstance that results in a Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities; or

(vi) the occurrence or existence of any pending corporate development that, in the sole discretion of the Company, makes it appropriate to suspend the availability of the Registration Statement.

The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or any state qualification as promptly as reasonably practicable. The Investor agrees that upon delivery of any notice by the Company of the occurrence of any event of the type described in this Section 4(a)(ii), (iii), (iv), (v) or (vi), the Investor shall immediately discontinue any disposition of Registrable Shares pursuant to any Registration Statement until the receipt of written notice from the Company that such disposition may be made (such time period being a “Suspension Period”).

(b) The Company shall provide to the Investor, at no cost to the Investor, a copy of the Registration Statement used to effect the Registration of the Registrable Shares, each prospectus contained in such Registration Statement or post effective amendment and any amendment or supplement thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Registration Statement. The Company consents to the use of each prospectus and any supplement thereto by the Investor in connection with the offering and sale of the Registrable Shares covered by such Registration Statement. The Company shall also file copies of the prospectus and any post-effective amendment or supplement thereto with the Commission to enable the Investor to have the benefits of the prospectus delivery provisions of the Securities Act.

(c) The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a Registration Statement to be registered with or approved by such state securities authorities as may be necessary to enable the Investor to consummate the disposition of the Registrable Shares pursuant to the plan of distribution set forth in the Registration Statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction.

(d) Subject to the Deferral Right, if any event, fact or circumstance requiring an amendment to a Registration Statement relating to the Registrable Shares shall exist, as soon as reasonably practicable upon becoming aware thereof, the Company agrees to notify the Investor and prepare and furnish to the Investor a post-effective amendment to the Registration Statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document necessary to disclose or otherwise address the event, fact or circumstance requiring such amendment.

(e) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the Registration Statement on each securities exchange on which securities of the same class or series are then listed.

(f) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a Registration Statement.

(g) Notwithstanding anything contained herein to the contrary, the Company shall not provide the Investor with any material, non-public information regarding the Company without the Investor’s prior written consent.

(h) To the extent that the Investor is required to be named as an “underwriter” in any Registration Statement, the Company shall (i) obtain “comfort” letters from the Company’s registered independent public accountants addressed to the Investor, (ii) obtain opinions of legal counsel to the Company addressed to the Investor, (iii) make available to the Investor for inspection and copying all financial and other records and pertinent corporate documents of the Company and its subsidiaries and (iv) make the officers and directors of the Company reasonably available to the Investor in connection with the Investor’s due diligence.

Section 5. Investor Covenants.

(a) The Investor shall furnish to the Company in a timely manner such information as the Company may reasonably request and as shall be required in connection with any Registration Statement and related proceedings referred to in this Agreement.

(b) Paulson & Co. Inc. agrees to be named as a selling shareholder in the prospectus contained in a Registration Statement.

(c) To the extent required by the Securities Act, the Investor agrees to deliver a prospectus to purchasers of the Registrable Shares.

Section 6. Expenses of Registration.

The Company shall pay the Registration Expenses incurred in connection with Registration, qualification or compliance as provided for in this Agreement. Selling Expenses incurred in connection with the sale of Registrable Shares by the Investor shall be borne by the Investor and the Investor shall pay the expenses of its own counsel.

Section 7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless Investor, the directors, officers, employees, Affiliates and agents of Investor and each person who controls Investor within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or the prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or the prospectus, in the light of the circumstances under which they were made) not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

(b) Investor agrees to indemnify and hold harmless the Company, each of its directors and officers who sign a Registration Statement and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to Investor, but only with reference to written information relating to Investor furnished to the Company by or on behalf of Investor specifically for inclusion in the documents referred to in the foregoing indemnity. The foregoing indemnification obligation of Investor and Investor’s obligation for contribution under paragraph (d) of this Section 7 shall be limited to an amount equal to the net proceeds received by Investor from the sale of Investor’s securities pursuant to the Registration Statement. This indemnity agreement will be in addition to any liability that Investor may otherwise have.

(c) Any party seeking indemnification pursuant to paragraphs (a) or (b) of this Section 7 (the “Indemnified Person”) shall give prompt written notice to the other party (the “Indemnifying Person”) of any claim, action, suit or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have under the indemnity provided in paragraphs (a) or (b) of this Section 7, unless and to the extent the Indemnifying Person shall have been actually and materially prejudiced by the failure of such Indemnified Person to so notify the Indemnifying Person. Such notice shall describe in reasonable detail such claim. In case any claim, action, suit or proceeding is brought against an Indemnified Person, the Indemnified Person shall be entitled to hire, at its own expense, separate counsel and participate in the defense thereof. If the Indemnifying Person so elects within a reasonable time after receipt of notice, the Indemnifying Person may assume the defense of the action or proceeding at the Indemnifying Person’s own expense with counsel chosen by the Indemnifying Person and approved by the Indemnified Person, which approval shall not be unreasonably withheld, and the Indemnified Person may participate in such defense at its own expense; provided, however, that the Indemnifying Person will not settle or compromise any claim, action, suit or proceeding, or consent to the entry of any judgment with respect to any such pending or threatened claim, action, suit or proceeding, without the written consent of the Indemnified Person unless such settlement, compromise or consent secures the unconditional release of the Indemnified Person from all liabilities arising out of such claim, action, suit or proceeding and requires nothing other than the payment of money by the Indemnifying Person; provided, further, that if the defendants in any such claim, action, suit or proceeding include both the Indemnified Person and the Indemnifying Person and the Indemnified Person reasonably determines, based upon advice of legal counsel, that such claim, action, suit or proceeding involves a conflict of interest (other than one of a monetary nature) that would reasonably be expected to make it inappropriate for the same counsel to represent both the Indemnifying Person and the Indemnified Person, then the Indemnifying Person shall not be entitled to assume the defense of the Indemnified Person and the Indemnified Person shall be entitled to separate counsel at the Indemnifying Person’s expense, which counsel shall be chosen by the Indemnified

Person and approved by the Indemnifying Person, which approval shall not be unreasonably withheld; and provided, further, that it is understood that the Indemnifying Person shall not be liable for the fees, charges and disbursements of more than one separate firm for the Indemnified Persons. If the Indemnifying Person assumes the defense of any claim, action, suit or proceeding, all Indemnified Persons shall thereafter deliver to the Indemnifying Person copies of all notices and documents (including court papers) received by such Indemnified Persons relating to the claim, action, suit or proceeding, and each Indemnified Person shall cooperate in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Person’s request) the provision to the Indemnifying Person of records and information that are reasonably available to the Indemnified Person and that are reasonably relevant to such claim, action, suit or proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the Indemnifying Person is not entitled to assume the defense of such claim, action, suit or proceeding as a result of the second proviso to the fourth sentence of this paragraph (c), the Indemnifying Person’s counsel shall be entitled to conduct the defense of the Indemnifying Person and the Indemnified Person’s counsel shall be entitled to conduct the defense of the Indemnified Person, it being understood that both such counsel will cooperate with each other, to the extent feasible in light of the conflict of interest or different available legal defenses, to conduct the defense of such action or proceeding as efficiently as possible. If the Indemnifying Person is not so entitled to assume the defense of such action or does not assume the defense, after having received the notice referred to in the first sentence of this paragraph (c), the Indemnifying Person will pay the reasonable fees and expenses of counsel for the Indemnified Person; in that event, however, the Indemnifying Person will not be liable for any settlement of any claim, action, suit or proceeding effected without the written consent of the Indemnifying Person, which may not be unreasonably withheld, delayed or conditioned. If the Indemnifying Person is entitled to assume, and assumes, the defense of an action or proceeding in accordance with this paragraph (c), the Indemnifying Person shall not be liable for any fees and expenses of counsel for the Indemnified Person incurred thereafter in connection with that action or proceeding except as set forth in the fourth sentence of this paragraph (c). Unless and until a final judgment is rendered that an Indemnified Person is not entitled to the costs of defense under the provisions of this paragraph (c), the Indemnifying Person shall reimburse, promptly as they are incurred, the Indemnified Person’s costs of defense. The Indemnifying Person’s obligation to indemnify the Indemnified Persons for Losses (as defined below) hereunder is irrespective of whether the Indemnified Person has itself made payments in respect of such Losses.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, then each applicable Indemnifying Person shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) (other than by virtue of the failure of an Indemnified Person to notify the Indemnifying Person of its right to indemnification pursuant to paragraph (a) or (b) of this Section 7, where such failure materially prejudices the Indemnifying Person (through the forfeiture of substantial rights or defenses)), each Indemnifying Person, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by such Indemnifying Person, on the one hand, and such Indemnified Person, on the other hand, from the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Indemnifying Person and the Indemnified Person shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such Indemnifying Person, on the one hand, and such Indemnified Person, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the Indemnifying Person, on the one hand, or by the Indemnified Person, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes hereof, each person who controls Investor within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of Investor shall have the same rights to contribution as Investor, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed a Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions set forth above will remain in full force and effect, regardless of any investigation made by or on behalf of Investor or the Company or any of the Indemnified Persons referred to herein, and will survive the sale by Investor of securities covered by the Registration Statement.

Section 8. Miscellaneous.

(a) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware.

(b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

(c) Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Company and the Investor.

(d) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten days’ advance written notice to the other parties.

To Investor:	Paulson & Co. Inc.
1251 Avenue of the Americas, 50th Floor
New York, NY 10020
	Facsimile:	(212) 351-5887
	Attention:	Mr. Michael Waldorf

With a Copy to:	Kleinberg, Kaplan, Wolff & Cohen, P.C. 551 Fifth Avenue, 18th Floor
New York, NY 10176
	Facsimile:	(212) 986-8866
	Attention:	Max Karpel, Esq.

To the Company:	Caesars Entertainment Corporation
One Caesars Palace Drive
Las Vegas, Nevada 89109
	Facsimile:	(702) 407-6418
	Attention:	General Counsel

With a copy to:	O’Melveny & Myers LLP
Times Square Tower
7 Times Square
New York, NY 10036
	Facsimile:	(212) 326-2061
	Attention:	John Scott, Esq.

(e) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(f) Interpretation. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text. “Including” means “including without limitation.”

(g) Remedies. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and the Investor, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

(h) Anti-Assignment. The Investor may not assign this Agreement or its rights or obligations hereunder without the express written consent of the Company, which consent may be withheld, delayed or conditioned in the sole and absolute discretion of the Company.

(i) Attorneys’ Fees. If the Company or the Investor brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

(j) Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the Company will provide the Investor with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Investor hereunder.

(k) Transfer of Registration Rights. The Investor may assign its rights hereunder to any transferee of Registrable Shares that is an Affiliate of Investor. The Investor may not assign its rights hereunder to any other transferee of Registrable Shares.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

DATED: November 23, 2010	COMPANY

CAESARS ENTERTAINMENT CORPORATION,
a Delaware corporation

	By:	/s/ Jonathan Halkyard
	Name:	Jonathan Halkyard
	Title:	Senior Vice President and Chief Financial Officer

INVESTOR

PAULSON & CO. INC.,
a Delaware corporation, on behalf of the several investment funds and accounts managed by it

	By:	/s/ Michael Waldorf
	Name:	Michael Waldorf
	Title:	Managing Director